SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549




                                FORM 8-K

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



                                 May 6, 1997
                     (Date of earliest event reported)




                        Trinity Industries, Inc.
         (Exact name of Registrant as specified in its charter)




   Delaware                   1-6903                   75-0225040
(State or other            (Commission                 (IRS Employer
 jurisdiction of          File Number)                 Identification No.)
 incorporation)



         2525 Stemmons Freeway
             Dallas, Texas                             75207-2401
(Address of principal executive offices)               (Zip Code)





                            (214) 589-8592
         (Registrant's telephone number, including area code)

Item 5.  Other Events.

          On May 6, 1997, the Board of Directors (the "Board") of Trinity Industries, Inc. (the "Company") adopted amendments to the Company's By-Laws. The amendments to the By-Laws modify the By-Laws in several ways: (i) Article II, Section 1 of the By-Laws was amended to provide that meetings of stockholders may be held at any place and on such date as designated by the Board; (ii)
Article II, Section 2 of the By-Laws was amended to provide that
(a) notice of a proposed nomination for director or proposal for other business given by a stockholder must be received by the Company not less than 60 nor more than 90 days prior to the anniversary of the preceding year's annual meeting, with certain limitations and (b) any stockholder giving notice of a proposed nomination for director or proposal for other business must provide certain additional information regarding themselves and certain arrangements or understandings; (iii) Article II, Section 6 of the By-Laws was amended to provide that the chairman of a meeting of stockholders may adjourn the meeting for a period of time if no quorum is present, or the Board determines that adjournment is necessary or appropriate to enable stockholders to consider fully information which the Board determines has not been made sufficiently or timely available to stockholders or to otherwise exercise effectively their voting rights; and (iv)
Article II of the By-Laws was amended to add a new Section 11 which provides that the Board is permitted to fix a record date with respect to the taking of action by written consent of the stockholders. The description of the By-Laws contained herein is not complete and is qualified in its entirety by reference to the Form of Amendment to the By-Laws and to the By-Laws (as amended), which are filed as exhibits hereto and which are incorporated herein by reference.

          In addition, on May 6, 1997, the Company and The Bank of New York (the "Rights Agent") amended the Rights Agreement, dated April 11, 1989, between the Company and NCNB Texas National Bank, predecessor to the Rights Agent ("Amendment No. 1"). Amendment No. 1 modifies the Rights Agreement in several areas:
(i) the definition of "Acquiring Person" has been amended to (A) reduce to 10% the threshold of Beneficial Ownership of Common Stock resulting in a Person becoming an Acquiring Person and (B) provide a limited exception therefrom for certain Persons enti-tled to report ownership (but less than 15%) on SEC Schedule 13G who either (x) beneficially owned, on May 6, 1997, 10% or more of the outstanding shares of Common Stock and do not at any time become the Beneficial Owner of 15% or more of the outstanding shares of Common Stock or (y) upon request of the Company, certi-fy that such Persons acquired shares of Common Stock in excess of 9.99% inadvertently and who thereafter do not acquire additional shares of Common Stock while the Beneficial Owner of 10% or more of the shares of Common Stock then outstanding and dispose of the portion of such Common Stock in excess of 9.99%; (ii) Section 11(a)(ii) has been amended to provide that a flip-in event shall occur upon any Person becoming an Acquiring Person; (iii) Section 13(a) has been amended to provide that the flip-over provision shall apply whether or not a Stock Acquisition Date has occurred;
(iv) Section 23 has been amended to revise the exception to the requirement for the concurrence of Continuing Directors in a redemption, set forth in clause (y) of the proviso to the first sentence, to apply only to Qualifying Offers (i.e., offers for all shares determined by a majority of the Continuing Directors who are not officers of the Registrant to be at a price which is fair to stockholders and otherwise in the best interests of the Company and its stockholders); and (v) Section 26 has been amended to provide that any amendment to the Rights Agreement following a Stock Acquisition Date or a change (resulting from a proxy or consent solicitation) in a majority of the Board of Directors under certain circumstances (unless the solicitation occurs concurrent with a Qualifying Offer) shall require the concurrence of Continuing Directors. The description of Amend-ment No. 1 contained herein is not complete and is qualified in its entirety by reference to Amendment No. 1 which is filed as an exhibit hereto and which is incorporated by reference herein. Capitalized terms not defined herein, will have the meanings attached to them in the Rights Agreement. The Company has filed with the Securities and Exchange Commission a Form 8-A/A relating to the changes in the Company's Preferred Stock Purchase Rights effected by Amendment No. 1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          3.1  By-Laws of the Company, as amended May 6, 1997.

          3.2  Form of Amendment to the By-Laws, dated May 6,
               1997.

          4.1 Amendment No. 1 to the Rights Agreement, dated as of May 6, 1997, between the Company and the Rights
               Agent.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TRINITY INDUSTRIES, INC.



                              By: \S\ F. Dean Phelps
                                 Name:  F. Dean Phelps
                                 Title: Vice President


May 7, 1997

                               EXHIBIT INDEX




Exhibit No.                  Description                    Page

3.1                   By-Laws of the Company, as amend-
                      ed May 6, 1997.

3.2                   Form of amendment to the By-Laws
                      dated May 6, 1997.

4.1                   Amendment No. 1 to the Rights
                      Agreement, dated as of May 6,
                      1997, between the Company and the
                      Rights Agent

                      As Amended Effective May 6, 1997






                                  BYLAWS

                                    OF

                         TRINITY INDUSTRIES, INC.



                                ARTICLE I.

                                  Offices

     Section 1. The registered office shall be located in the City of Wilmington, County of New Castle, State of Delaware.
     Section 2. The corporation may also have offices at such other places within or without the State of Delaware as the Board of Directors may from time to time determine, or as the business of the corporation may require.
                                ARTICLE II.
                         Meetings of Stockholders
     Section 1. Meetings of the stockholders for any purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.
     Section 2. The annual meeting of stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. At such meeting, the stockholders entitled to vote thereat shall elect by a plurality vote a Board of Directors. Nominations for election to the Board of Directors shall be made at such meeting only by or at the direction of the Board of Directors, by a nominating committee or person appointed by the Board of Directors, or by a stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the corporation not less than sixty days nor more than ninety days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty days before or after such anniversa-ry date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. Such stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, (ii) the class and number of shares of capital stock of the corporation which are beneficially owned by the stockholder, (iii) a description of all arrangements or understand-ings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein.
     The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.
     At each annual meeting of the stockholders, only such business shall be conducted as shall have properly been brought before the meeting. To be properly before the meeting, the business to be conducted must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a stockholder entitled to vote at the meeting. In addition to any other applicable requirements, for business to be properly brought before the meeting by a stockhold-er, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the corporation not less than sixty days nor more than ninety days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs. A stockholder's notice to the Secretary of the corporation shall set forth as to each matter that the stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representa-tion that such stockholder intends to appear in person or by proxy at the annual meeting to bring the foregoing provisions of this
Section 2, a stockholder seeking to have a proposal included in the corporation's proxy statement shall comply with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended (including, but not limited to, Rule 14a-8 or its successor provision).
     Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 2; provided, however, that nothing in this Section 2 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with the procedures set forth in this Section 2.
     The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that the business sought to be so conducted was not properly brought before the meeting in accordance with the provisions of this Section 2, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
     Section 3. Special meetings of the stockholders may be called by the chief executive officer or a majority of the Board of Directors.
     Section 4. Written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each stockholder of record entitled to vote at such meeting.
     Section 5. Business transacted at any special meeting shall be confined to the purposes stated in the notice thereof.
     Section 6. The holders of a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at meetings of stockholders except as otherwise provided by any applicable statute. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the presiding officer at the meeting or the stockholders present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or repre-sented, any business may be transacted which might have been transacted at the meeting as originally notified. In addition, the presiding officer at any meeting of stockholders shall have the power to adjourn the meeting at the request of the Board of Directors if the Board of Directors determines that adjournment is necessary or appropriate to enable stockholders to consider fully information which the Board of Directors determines has not been made sufficiently or timely available to stockholders or to otherwise exercise effectively their voting rights.
     Section 7. Except as provided in Section 2 hereof with respect to the election of the Board of Directors, at a meeting at which a quorum is present, the vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote shall be the act of the stockholders' meeting, unless the vote of a greater number is required by law or the Certificate of Incorporation.
     Section 8. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class are limited or denied by the Certificate of Incorporation.
     Section 9. At any meeting of the stockholders, every stockholder having the right to vote may vote either in person, or by proxy appointed by an instrument in writing as to a particular meeting and any adjournment or adjournments thereof subscribed by such stockholder or by his duly authorized attorney-in-fact. A proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise provided by law.
     Section 10. The officer or agent having charge of the stock transfer books shall make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the corporation, and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting, and shall be subject to the inspection of any stockholder during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer book or to vote at any such meeting of stockholders.
     Section 11. Notwithstanding any inconsistent provision which may be contained in these By-Laws, in order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten days of the date upon which such a request is received, the record date for determining stockholders entitled to consent to corporate actin in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or any officer or agent of the corporation having custody of the book in which proceedings of stockholders' meeting are recorded, to the attention of the Secretary of the corporation. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.
                               ARTICLE III.
                                 Directors
     Section 1. The number of directors of the corporation shall be ten (10). The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified; provided, any director may be removed at any time, with or without cause, by the holders of a majority of the shares entitled to vote, represented in person or by proxy, at any duly constituted meeting of stockholders called for the purpose of removing any such director or directors. Directors need not be residents of the State of Delaware or stockholders of the corporation.
     Section 2. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any newly created directorship(s) resulting from an increase in the autho-rized number of directors elected by all stockholders entitled to vote as a single class shall be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum of the proposed Board of Directors.
     Section 3. The business and affairs of the corporation shall be managed by its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute, the Certificate of Incorporation, or these Bylaws directed or required to be exercised and done by the stockholders.
     Section 4. Meetings of the Board of Directors, regular or special, may be held either within or without the State of Delaware.
     Section 5. The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time and place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Direc-tors, or as shall be specified in a written waiver signed by all of the directors.
     Section 6. Regular meetings of the Board of Directors may be held at such time and at such place as shall from time to time be determined by the Board. Special meetings of the Board of Directors may be called by the Secretary on the written request of two directors.
     Section 7. Written notice of regular meetings of the Board of Directors shall not be required. Special meetings of the Board of Directors may be called upon twenty-four (24) hours' notice to each director, or such shorter period of time as the person calling the meeting deems appropriate in the circumstances, either personally or by mail, telephone or telegram. Neither the business to be transacted at, nor the purposes of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such special meeting.
     Section 8. A majority of the directors shall constitute a quorum for the transaction of business, and the act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless a greater number is required by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
     Section 9. The Board of Directors, by resolution adopted by a majority of the whole Board, may designate three or more directors to constitute an executive committee, which committee, unless its authority shall be otherwise expressly limited by such resolution, shall have and may exercise all of the authority of the Board of Directors in the business and affairs of the corporation except where action of the Board of Directors is specified by statute. Vacancies in the membership of the committee shall be filled by the Board of Directors at a regular or special meeting of the Board of Directors. The executive committee shall keep regular minutes of its proceedings and report the same to the Board when required. The designation of such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.
                                ARTICLE IV.
                                  Notices
     Section 1. Except as otherwise provided in these Bylaws, notices to directors and stockholders shall be in writing, and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. If mailed, such notice shall be deemed to be given when deposited in the United States mail with postage thereon prepaid. Notice to directors may also be given by telegram.
     Section 2. Whenever any notice is required to be given to any stockholder or director under the provisions of the statutes, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equiva-lent to the giving of such notice.
     Section 3. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.
                                ARTICLE V.
                                 Officers
     Section 1. The executive officers of the corporation shall consist of a President, one or more Vice Presidents, a Secretary and a Treasurer and may include a Chairman of the Board, one or more Senior Vice Presidents and one or more Executive Vice Presidents, each of whom shall be elected by the Board of Direc-tors.
     Section 2. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall choose a President, one or more Vice Presidents, a Secretary and a Treasurer, none of whom need be a member of the Board, and may appoint one of their number Chairman of the Board.
     Section 3. Such other officers and assistant officers and agents as may be deemed necessary may be appointed by the chief executive officer of the corporation, including a Chairman, a President, and one or more Vice Presidents of the respective Divisions. The President or the Vice Presidents of the Division who, in the order of their seniority, unless otherwise determined by the chief executive officer of the corporation, shall perform the duties of the Chairman or President, as the case may be, of the Division in the absence or disability of the Chairman or President, as the case may be, of that Division. Each President or Vice President, as the case may be, of a Division shall perform such other duties and have such other powers as the chief executive officer of the corporation or the Chairman or President, as the case may be, of that Division shall prescribe. Division officers shall hold office until their respective successors shall have been chosen and shall have qualified. Any Division officer appointed by the chief executive officer may be removed by the chief executive officer whenever, in his judgment, the best interests of the corporation will be served thereby. Any vacancy occurring in any office of a Division by death, resignation, removal or otherwise shall be filled by the chief executive officer of the corporation.
     Section 4. The salaries of all executive officers of the corporation shall be fixed by the Board of Directors or by a committee of one or more directors, the members of which shall be selected by the Board of Directors and which, unless its authority shall be otherwise limited by resolution of the Board of Directors, shall have the power to fix the salaries of all executive officers of the corporation.
     Section 5. The executive officers of the corporation shall hold office until their respective successors shall have been chosen and shall have qualified. Any officer or agent or member of the executive committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever, in its judgment, the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any vacancy occurring in any executive office of the corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.
     Section 6. The Board of Directors may designate whether the Chairman of the Board, if such an officer shall have been ap-pointed, or the President, shall be the chief executive officer of the corporation. The officer so designated as the chief executive officer shall preside at all meetings of the stockholders and the Board of Directors, and shall have such other powers and duties as usually pertain to such office or as may be delegated by the Board of Directors. The President shall have such powers and duties as usually pertain to such office, except as the same may be modified by the Board of Directors. Unless the Board of Directors shall otherwise delegate such duties, the chief executive officer shall have general and active management of the business of the corpora-tion and shall see that all orders and resolutions of the Board of Directors are carried into effect.
     Section 7. The chief executive officer or his designee shall have the authority to execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed, and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.
     Section 8. The Vice Presidents, in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President. The Vice Presidents shall also have the authority to execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed, and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation. The Vice Presidents shall perform such other duties and have such other powers as the Board of Directors or the chief executive officer of the corporation shall prescribe.
     Section 9. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and shall record all the proceedings of the meetings of the stockholders and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees, when requested. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation, and, when authorized by the Board of Directors or directed by the President or any Vice President, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the Treasurer or any Assistant Secretary.
     Section 10. The Assistant Secretaries, in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.
     Section 11. The Treasurer shall be the financial officer of the corporation. He shall have the custody of the corporate funds and securities and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositaries as may be designated from time to time by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer. He shall also perform such other duties as may be assigned to him by the Board of Directors.
     Section 12. If required by the Board of Directors, the Treasurer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.
     Section 13. The Assistant Treasurers, in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.
                                ARTICLE VI.
                 Indemnification of Directors and Officers
     Section 1. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threat-ened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the corporation, or is or was serving or has agreed to serve at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.
     Section 2. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threat-ened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the corporation, or is or was serving or has agreed to serve at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper.
     Section 3. Notwithstanding the other provisions of this Article, to the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection there-with.
     Section 4. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a court) shall be paid by the corpora-tion unless a determination is made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders, that indemnification of the director, officer, employee or agent is not proper in the circum-stances because he has not met the applicable standard of conduct set forth in Sections 1 and 2 of this Article.
     Section 5. Costs, charges and expenses (including attorneys' fees) incurred by a person referred to in Sections 1 and 2 of this
Article in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposi-tion of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by a director or officer in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director or officer is not entitled to be indemnified by the corporation as authorized in this Article. Such costs, charges and expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may, in the manner set forth above, and upon approval of such director, officer, employee or agent of the corporation, authorize the corporation's counsel to represent such person, in any action, suit or proceeding, whether or not the corporation is a party to such action, suit or proceeding.
     Section 6. Any indemnification under Sections 1, 2 and 3, or advance of costs, charges and expenses under Section 5 of this Article, shall be made promptly, and in any event within 60 days, upon the written request of the director, officer, employee or agent. The right to indemnification or advances as granted by this Article shall be enforceable by the director, officer, employee or agent in any court of competent jurisdiction, if the corporation denies such request, in whole or in part, or if no disposition thereof is made within 60 days. Such persons' costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 5 of this Article where the required undertaking, if any, has been received by the corporation) that the claimant has not met the standard of conduct set forth in Sections 1 or 2 of this Article, but the burden of proving such defense shall be on the corporation.
Neither the failure of the corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 or 2 of this Article, nor the fact that there has been an actual determination by the corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.
     Section 7. The indemnification and advancement of costs, charges and expenses provided by this Article shall not be deemed exclusive of any other rights to which a person seeking indemni-fication or advancement of costs, charges and expenses may be entitled under any law (common or statutory), agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the corporation, and shall continue as to a person who has ceased to be a director, officer, employee or agent as to actions taken while he was such a director, officer, employee or agent, and shall inure to the benefit of the estate, heirs, executors and administrators of such person. All rights to indemnification under this Article shall be deemed to be a contract between the corporation and each director, officer, employee or agent of the corporation who serves or served in such capacity at any time while this Article is in effect. Any repeal or modifica-tion of this Article or any repeal or modification of relevant provisions of the Delaware General Corporation Law or any other applicable laws shall not in any way diminish any rights to indemnification of such director, officer, employee or agent or the obligations of the corporation arising hereunder.
     Section 8. In addition to the specific indemnification provided for herein, the corporation shall indemnify each person who is or was or has agreed to become a director, officer, employee or agent of the corporation, or is or was serving or has agreed to serve at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent autho-rized or permitted (i) by the General Corporation Law of Delaware, or any other applicable law, or by any amendment thereof or other statutory provisions in effect on the date hereof, or (ii) by the corporation's Certificate of Incorporation as in effect on the date hereof. The corporation shall also advance expenses to any of the foregoing individuals to the fullest extent authorized or permitted
(i) by the General Corporation Law of Delaware, or any other applicable law, or by any amendment thereof or other statutory provision in effect on the date hereof, or (ii) by the corpora tion's Certificate of Incorporation as in effect on the date hereof.
     Section 9. Notwithstanding the foregoing, the corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article.
     Section 10. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director, officer, employee and agent of the corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investiga-tive, including an action by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated and to the full extent permitted by applicable law.
                               ARTICLE VII.
                          Certificates for Shares
     Section 1. The corporation shall deliver certificates representing all shares to which stockholders are entitled; and such certificates shall be signed by the President or a Vice President, and the Secretary or an Assistant Secretary of the corporation, and may be sealed with the seal of the corporation or a facsimile thereof. No certificate shall be issued for any share until the consideration therefor has been fully paid. Each certificate representing shares shall state upon the face thereof that the corporation is organized under the laws of the State of Delaware, the name of the person to whom issued, the number and class and the designation of the series, if any, which such certificate represents, and the par value of each share represented by such certificate or a statement that the shares are without par value.
     Section 2. The signatures of the President or Vice President, and the Secretary or Assistant Secretary, upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself or an employee of the corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of the issuance.
     Section 3. The Board of Directors may direct a new certifi-cate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.
     Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.
     Section 5. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty (60) days, and, in case of a meeting of stockholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of a dividend, or in order to make a determina-tion of stockholders for any other proper purpose, the close of business on the day next preceding the day on which notice of the meeting of stockholders is given shall be the record date with respect to such meeting, and the close of business on the day on which the Board of Directors adopts a resolution declaring a dividend or with respect to any other proper purpose, as the case may be, shall be the record date for the determination of stock-holders with respect thereto. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of stock transfer books and the stated period of closing has expired.
     Section 6. The corporation shall be entitled to recognize the exclusive rights of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.
                               ARTICLE VIII.
                            General Provisions
     Section 1. The Board of Directors may declare and the corporation may pay dividends on its outstanding shares in cash, property, or its own shares pursuant to law and subject to the provisions of its Certificate of Incorporation.
     Section 2. The Board of Directors may by resolution create a reserve or reserves out of earned surplus for any purpose or purposes, and may abolish any such reserve in the same manner.
     Section 3. The Board of Directors must, when requested by the holders of at least one-third of the outstanding shares of the corporation, present written reports of the business and financial affairs of the corporation.
     Section 4. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate as provided in these bylaws.
     Section 5. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.
     Section 6. The corporate seal shall have inscribed thereon the name of the corporation and may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
                                ARTICLE IX.
                                Amendments
     These Bylaws may be altered, amended or repealed at any regular or special meeting of, or by the unanimous written consent of, the Board of Directors.
                      Form of Amendment of By-Laws

          Article II, Section 1 of the By-Laws of the Corporation is hereby amended to read in its entirety as follows:


          1. Meetings of the stockholders for any purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.


          Article II, Section 2 of the By-Laws of the Corporation is hereby amended to read in its entirety as follows:

          Section 2. The annual meeting of stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. At such meeting, the stockholders entitled to vote thereat shall elect by a plurality vote a Board of Direc-tors. Nominations for election to the Board of Directors shall be made at such meeting only by or at the direction of the Board of Directors, by a nominating committee or person appointed by the Board of Directors, or by a stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered to, or mailed and re-ceived at, the principal executive offices of the corporation not less than sixty days nor more than ninety days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty days before or after such anniversary date, notice by the stock-holder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. Such stockholder's notice to the Secre-tary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director,
(i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the person, and
(iv) any other information relating to the person that is re-quired to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Ex-change Act of 1934, as amended; and (b) as to the stockholder giving the notice, (i) the name and record address of the stock-holder, (ii) the class and number of shares of capital stock of the corporation which are beneficially owned by the stockholder,
(iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomina-tion(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corpora-tion to determine the eligibility of such proposed nominee to serve as director of the corporation. No person shall be eligi-ble for election as a director of the corporation unless nominat-ed in accordance with the procedures set forth herein.

          The Chairman of the meeting shall, if the facts war-rant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

          At each annual meeting of the stockholders, only such business shall be conducted as shall have properly been brought before the meeting. To be properly before the meeting, the business to be conducted must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a stockholder entitled to vote at the meeting. In addition to any other applicable requirements, for business to be properly brought before the meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the corporation not less than sixty days nor more than ninety days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the
annual meeting was made, whichever first occurs.   A stock
holder's notice to the Secretary of the corporation shall set forth as to each matter that the stockholder proposes to bring before the annual meeting, (i) a brief description of the busi-ness desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) a descrip-tion of all arrangements or understandings between such stock-holder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such busi-ness before the meeting. Notwithstanding the foregoing provi-sions of this Section 2, a stockholder seeking to have a proposal included in the corporation's proxy statement shall comply with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended (including, but not limited to, Rule 14a-8 or its successor provision).

          Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this
Section 2; provided, however, that nothing in this Section 2 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with the procedures set forth in this Section 2.

          The Chairman of the meeting shall, if the facts war-rant, determine and declare to the meeting that the business sought to be so conducted was not properly brought before the meeting in accordance with the provisions of this Section 2, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

          Article II, Section 6 of the By-Laws of the Corporation is hereby amended to read in its entirety as follows:

          Section 6. The holders of a majority of the shares entitled to vote represented in person or by proxy, shall consti-tute a quorum at meetings of stockholders except as otherwise provided by any applicable statute. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the presiding officer at the meeting or the stockholders present in person or represented by proxy, shall have the power to ad-journ the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. In addition, the presiding officer at any meeting of stockholders shall have the power to adjourn the meeting at the request of the Board of Directors if the Board of Directors determines that adjournment is necessary or appropriate to enable stockholders to consider fully information which the Board of Directors deter-mines has not been made sufficiently or timely available to stockholders or to otherwise exercise effectively their voting rights.

          Article II of the By-Laws of the Corporation is hereby amended to add at the end thereof a new Section 11 which shall read in its entirety as follows:

          Section 11. Notwithstanding any inconsistent provision which may be contained in these By-Laws, in order that the corpo-ration may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not pre-cede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten days of the date upon which such a request is received, the re-cord date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or any officer or agent of the corporation having custody of the book in which proceedings of stockholders' meetings are recorded, to the attention of the Secretary of the corporation. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

                         AMENDMENT NO. 1

          Amendment No. 1, dated as of May 6, 1997, between
Trinity Industries, Inc., a Delaware corporation (the "Company"), and The Bank of New York (the "Rights Agent").

          WHEREAS, the Company and NCNB Texas National Bank, predecessor to the Rights Agent, have heretofore executed and en-tered into a Rights Agreement, dated as of April 11, 1989 (the "Rights Agreement"), setting forth the terms of Preferred Stock Purchase Rights of the Company (the "Rights"); and

          WHEREAS, the Company and the Rights Agent may from time to time supplement or amend the Rights Agreement pursuant to the provisions of Section 26 of the Rights Agreement; and

          WHEREAS, all acts and things necessary to make this Amendment No. 1 a valid, legal and binding instrument of the Company and the Rights Agent have been duly done, performed and fulfilled, and the execution and delivery hereof by each of the Company and the Rights Agent have been in all respects duly authorized by the Company and the Rights Agent, respectively.

          NOW, THEREFORE, the Company and the Rights Agent hereby agree as follows:

          1.   Pursuant to Section 26 of the Rights Agreement,
Section 1(a) of the Rights Agreement is hereby amended to read in its entirety as follows:

          "(a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 10% or more of the shares of Common Stock of the Company then outstanding, but shall not include the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity holding shares of Common Stock of the Company for or pursuant to the terms of any such plan. Notwithstanding the foregoing, (i) no Person shall become an "Acquiring Person" solely as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 10% or more of the shares of Common Stock of the Company then outstanding; unless and until such time as such Person shall purchase or otherwise become (as a result of actions taken by such Person or its Affiliates or Associates) the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock other than pursuant to a Qualifying Offer (as defined below) and (ii) "Acquiring Person" shall not include any Person while such Person is entitled to report such ownership (but less than 15%) on Schedule 13G under the Exchange Act (as defined below) (or any comparable or successor report) and does not state any intention to or reserve the right to change or influence the control of the Company or engage in any of the actions specified in Item 4 of Schedule 13D (or any succes-sor form) under the Exchange Act (as defined below) (other than the disposition of Common Stock) and either (A) was the Beneficial Owner on May 6, 1997 of 10% or more of the out-standing shares of Common Stock and does not at any time become the Beneficial Owner of 15% or more of the outstand-ing shares of Common Stock or (B) within 10 Business Days of being requested by the Company to advise it regarding the same, certifies to the Company that such Person acquired shares of Common Stock in excess of 9.99% inadvertently or without knowledge of the terms of the Rights and who, to-gether with all Affiliates and Associates, thereafter does not acquire additional shares of Common Stock while the Beneficial Owner of 10% or more of the shares of Common Stock then outstanding and within 10 Business Days of being requested by the Company to do so disposes of the portion of such Common Stock in excess of 9.99%; provided, however, that if the Person requested to so certify fails to do so within 10 Business Days of the Company's request or such Person fails to dispose of such Common Stock in excess of 9.99% within 10 Business Days of the Company's request, then such Person shall become an Acquiring Person immediately after such 10 Business Day period."

          2.   Pursuant to Section 26 of the Rights Agreement,
Section 11(a)(ii) of the Rights Agreement is hereby amended to read in its entirety as follows:

          "(ii) In the event any Person shall become an Acquir-ing Person, unless the event causing the Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, or is an acquisition of shares of Common Stock pursuant to a tender offer or an exchange offer for all outstanding shares of Common Stock at a price and on terms determined by at least a majority of the Continuing Direc-tors who are not officers of the Company, after receiving advice from one or more nationally recognized investment banking firms, to be (a) at a price which is fair to stock-holders (taking into account all factors which such members of the Board deem relevant including, without limitation, prices which could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (b) otherwise in the best interests of the Company and its stockholders (a "Qualifying Offer"), then, promptly following the first occurrence of a Section 11(a)(ii) Event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-hundredths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-hun-dredths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a
     Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the current market price (determined pursuant to Section 11(d) hereof) per share of Common Stock on any Trading Day (as defined in Section 11(d) hereof) occurring within the 12 month period immediately preceding the date of such first occurrence (such number of shares, the "Adjustment Shares")."

          3.   Pursuant to Section 26 of the Rights Agreement,
Section 13(a) of the Rights Agreement is hereby amended by (i) deleting, following the word "that" in the first line thereof, the phrase ", following the Stock Acquisition Date" and (ii) by inserting as a new sentence following the final sentence thereof the following:

          "Notwithstanding anything in this Agreement to the contrary, if a Section 13 Event shall occur prior to the Distribution Date, then (i) the Rights shall survive such Section 13 Event and shall not as a result thereof be cancelled, terminated or otherwise cease to exist and (ii) the Distribution Date shall be deemed to have occurred on the day immediately prior to the date of such Section 13 Event."

          4.   Pursuant to Section 26 of the Rights Agreement,
Section 13(d) of the Rights Agreement is hereby amended by delet-ing the words "tender offer or exchange offer for all outstanding shares of Common Stock which complies with the provisions of Sec-tion 11(a)(ii) hereof" and inserting in lieu thereof the term "Qualifying Offer".

          5.   Pursuant to Section 26 of the Rights Agreement,
Section 23 of the Rights Agreement is hereby amended by deleting the words "cash tender pursuant to a Schedule 14D-1 (or any successor form) filed with the Securities and Exchange Commission for all outstanding shares of Common Stock not owned by such person or its Affiliates of Associates" and inserting in lieu thereof the term "Qualifying Offer".

          6.   Pursuant to Section 26 of the Rights Agreement,
Section 25 of the Rights Agreement is hereby amended by replacing the name and address of NCNB Texas National Bank set forth therein with the following:

          "The Bank of New York
          101 Barclay Street
          New York,  New York  10286
          Attention:  Corporate Trust Department."

          7.   Pursuant to Section 26 of the Rights Agreement,
Section 26 of the Rights Agreement is hereby amended (i) by deleting the parenthetical language in the second sentence thereof and (ii) by inserting immediately following the second sentence thereof the following:

          "Notwithstanding anything in this Agreement to the contrary, no amendment, whether before or after the Distribution Date, shall be made following the first occurrence of an event specified in clauses
          (x) or (y) of the first proviso to Section 23(a) hereof, unless there are Continuing Directors and a majority of such Continuing Directors concur in such amendment."

          8. This Amendment No. 1 may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument. Terms not defined herein shall, unless the context otherwise requires, have the meanings assigned to such terms in the Rights Agreement.

          9. The amendments set forth herein are limited precisely as written and shall not be deemed to be an amendment to any other provision contained in the Rights Agreement. In all respects not inconsistent with the terms and provisions of this Amendment No. 1, the Rights Agreement is hereby ratified and confirmed. In executing and delivering this Amendment No. 1, the Rights Agent shall be entitled to all of the privileges and immunities afforded to the Rights Agent under the terms and conditions of the Rights Agreement.

          10. This Amendment No. 1 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws applicable to contracts made and to be performed entire-ly within such State.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the day and year first above written.

ATTEST:                       TRINITY INDUSTRIES, INC.


By:\S\ Neil O. Shoop             By:\S\ F. Dean Phelps
   Name:  Neil O. Shoop             Name:  F. Dean Phelps
   Title: Treasurer                 Title: Vice President



                              THE BANK OF NEW YORK


                              By: \S\  James N. Dimino
                                 Name:  James N. Dimino
                                 Title: Assistant Vice President